Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Income Taxes
Income Taxes

8. Income Taxes

        The benefit for income taxes for the six months ended June 30, 2011 includes $493,000 of discrete tax benefits. The Company recorded a discrete tax benefit in the second quarter of 2011 due to a change in judgment about the realizability of the Company's deferred tax assets as the result of a future taxable temporary difference established in connection with the acquisition of Condaptive, Inc.

11. Income Taxes

        The components of loss before income tax for the years ended December 31 are as follows (in thousands):

	2009	2010	2011
Domestic	$(7,550)	$(6,427)	$(677)
Foreign	—	(672)	(96)

Total loss before income tax	$(7,550)	$(7,099)	$(773)

        The components of income tax (expense) benefit for the years ended December 31 are as follows (in thousands):

	2009	2010	2011
Federal	$—	$—	$439
State and local	—	(22)	57
Foreign	—	—	(10)

Total income tax (expense) benefit	$—	$(22)	$486

        Total income tax (expense) benefit is allocated as follows (in thousands):

	2009	2010	2011
Current	$—	$(22)	$5
Deferred	—	—	481

Total income tax (expense) benefit	$—	$(22)	$486

        A reconciliation of the difference between the statutory federal income tax rate and the effective income tax rate is as follows:

	2009	2010	2011
U.S. statutory Federal rate	34.0%	34.0%	34.0%
Increase (decrease) resulting from:
Expenses not deductible for tax purposes	(0.2)	(0.8)	(25.1)
State income taxes, net of federal benefit	—	(0.3)	1.2
Stock compensation	—	—	(79.8)
Changes in valuation allowance for deferred income taxes	(34.4)	(34.2)	133.6
Other	0.6	1.0	(1.0)

Effective tax rate	0.0%	(0.3)%	62.9%

        The Company's effective tax rate increased to 62.9% for the year ended December 31, 2011 primarily due to a change in judgment about the realizability of the Company's deferred tax assets due to a future taxable temporary difference established in connection with the acquisition of Condaptive, Inc. A component of the Company's stock-based compensation expense is not deductible for tax purposes; however, the increase in the effective tax rate related to these non-deductible expenses is offset by a reduction in the Company's valuation allowance.

        Deferred income taxes reflect the net tax effect of temporary differences that exist between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. As of December 31, 2011, the Company has $27.0 million of federal net operating loss carryforwards, which expire at various dates through 2031. The gross amount of the state net operating loss carryforwards is equal to or less than the federal net operating loss carryforwards and expires over various periods based on individual state tax law. As of December 31, 2011, the Company has gross foreign net operating loss carryforwards of $57,000 that do not expire.

        In general, businesses with U.S. net operating losses ("NOLs") are considered loss corporations for U.S. federal income tax purposes. Pursuant to Section 382 of the Internal Revenue Code (the "Code"), loss corporations that undergo an ownership change, as defined under the Code, may be subject to an annual limit on the amount of NOLs available to offset taxable income. The Company performed an analysis of its ownership changes pursuant to the rules prescribed under U.S. tax law and determined that it experienced one such ownership change since its inception. Based on this analysis, the Company does not believe that its NOLs and other tax attributes are limited under Section 382 of the Code. The realizability of the Company's U.S. NOL deferred tax assets is dependent on future sources of taxable income within the NOL carryforward period.

        The following summarizes the significant components of our deferred tax assets and liabilities as of December 31, 2010 and 2011, respectively (in thousands):

	2010	2011
Deferred tax assets:
U.S. net operating loss carryforwards	$10,579	$10,150
Foreign net operating loss carryforwards	141	10
Accrued expenses	517	542
Depreciation and amortization	52	5
Stock compensation	320	308
Other deferred tax assets	64	146

Gross deferred tax assets	11,673	11,161
Deferred tax liabilities:
Depreciation and amortization	—	(445)
Internally developed software	—	(750)
Prepaid expenses	(137)	(395)

Gross deferred tax liabilities	(137)	(1,590)

Valuation allowance	(11,536)	(9,577)

Deferred taxes, net of allowance	$—	$(6)

        Based upon the Company's historical operating performance and the reported cumulative net losses to date, the Company presently does not have sufficient objective evidence to support the recovery of its net deferred tax assets. Accordingly, the Company has established a valuation allowance against its net deferred tax assets for financial reporting purposes because it is not more likely than not that these deferred tax assets will be realized. In 2011, the valuation allowance for deferred tax assets decreased by $2.0 million.

        The Company has not recorded any amounts at December 31, 2010 and 2011 related to uncertain tax positions or tax contingencies. The Company files tax returns in the U.S. federal jurisdiction, as well as various U.S. state jurisdictions and certain international jurisdictions, where the Company has established subsidiaries. The tax years 2009 to 2011 remain open to examination by the taxing authorities. Though the statute for years prior to 2009 is closed for assessment of tax, the taxing authority has the ability to make adjustments to such tax years upon examination to determine the appropriate amount of net operating loss carryover to the open statute years.